Exhibit 32.1
CERTIFICATION PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
(18 U.S.C. SECTION 1350)
I, Richard M. Whiting, Chief Executive Officer of Patriot Coal Corporation, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(1)	the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2007 (the “Periodic Report”) which this statement accompanies fully complies with the requirements of Section 13 (a) or 15(d) of the Securities Exchange Act of 1934, as amended and:

(2)	information contained in the Periodic Report fairly presents, in all material respects, the financial condition and results of operations of Patriot Coal Corporation.
     Dated: November 26, 2007

/s/ Richard M. Whiting
Richard M. Whiting
Chief Executive Officer